                                                                      EXHIBIT 99


FOR IMMEDIATE RELEASE                                              July 27, 1999
For further information please contact:
Richard L. Park, CFO
Local Oklahoma Bank
405-841-2298


                           LOCAL FINANCIAL CORPORATION
                     ANNOUNCES SECOND QUARTER EARNINGS GAIN


         OKLAHOMA CITY - Local Financial Corporation, holding company for Local Oklahoma Bank, today announced strong results for its second quarter which ended June 30, and for the year to date. The Company reported second quarter net income of $5.5 million or $0.27 basic earnings per share, which represents an increase of 23% over the same period of 1998. During the first six months of 1999, Local earned $10.7 million or $0.52 basic earnings per share, up 21% over the first half of 1998.

         Results were positively affected by the continued strength of the Company's lending program, with both commercial and consumer loan growth exceeding expectations. Local Oklahoma Bank's conversion to a National Bank Charter during the second quarter further enhanced its commercial lending capabilities.

         Edward A. Townsend, Chairman and CEO of Local Financial, said, "We are pleased to report that 1999 is proceeding as a very good year for the Company. We are excited about the pending acquisition of Guthrie Federal Savings Bank which is expected to close during the fourth quarter. In addition, we have recently opened a new Operations Center in Oklahoma City which will improve our service to all of the Bank's deposit customers."

                                                          For Six Months                  For Three Months
                                                          Ended June 30,                   Ended June 30,
                                                  -------------------------------  --------------------------------
                                                       1999            1998             1999             1998
                                                  --------------- ---------------  ---------------  ---------------
                                                                             (in 000's)
          Net Interest Income                       $   35,178      $   24,289       $   18,149       $   12,441
          Provisions for Loan Losses                    (1,000)           (450)            (500)            (300)
          Other Operating Income                         9,062           6,607            4,681            3,933
          Other Operating Expense                       26,477          16,914           13,636            9,122
                                                    ----------      ----------       ----------       ----------

          INCOME BEFORE TAXES                           16,763          13,532            8,694            6,952

          Tax Provision                                  6,077           4,758            3,147            2,427

          NET INCOME                                $   10,686      $    8,774       $    5,547       $    4,525
                                                    ==========      ==========       ==========       ==========

          Basic Earnings Per Share                  $     0.52      $     0.43       $     0.27       $     0.22
                                                    ==========      ==========       ==========       ==========

         To the extent that statements in this report relate to the plans, objectives or future performance of Local Financial Corporation, these statements are considered to be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are based on management's current expectations and the current economic environment. Actual events and results in future periods may differ materially from those currently expected due to various risks and uncertainties. Additional discussion of factors affecting Local Financial's business and prospects is contained in its periodic filings with the Securities and Exchange Commission.

                   LOCAL FINANCIAL CORPORATION AND SUBSIDIARY
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                             (Dollars in thousands)
                                   (unaudited)



                                                                      Six Months Ended           Three Months Ended
                                                                          June 30,                    June 30,
                                                                -------------------------   -------------------------
                                                                   1999          1998          1999         1998
                                                                -----------   -----------   -----------  ------------
      INTEREST AND DIVIDEND INCOME:
        Loans                                                   $    61,420   $    44,898   $    31,672  $     22,369
        Securities available for sale                                16,458        19,658         7,966        10,773
        Federal Home Loan Bank of Topeka stock                        1,209         1,741           544           890
        Other investments                                               580         4,219           285           993
                                                                -----------   -----------   -----------  ------------
      Total interest and dividend income                             79,667        70,516        40,467        35,025
                                                                -----------   -----------   -----------  ------------

      INTEREST EXPENSE:
        Deposit accounts                                             33,913        38,399        16,729        18,893
        Advances from the Federal Home Loan Bank of Topeka            5,850         2,837         3,226         1,328
        Securities sold under agreements to repurchase                    -           251             -             -
        Notes payable                                                 4,726         4,740         2,363         2,363
                                                                -----------   -----------   -----------  ------------
      Total interest expense                                         44,489        46,227        22,318        22,584
                                                                -----------   -----------   -----------  ------------

      Net interest and dividend income                               35,178        24,289        18,149        12,441
        Provision for loan losses                                    (1,000)         (450)         (500)         (300)
                                                                -----------   -----------   -----------  ------------
      Net interest and dividend income after provision for
        loan losses                                                  34,178        23,839        17,649        12,141
                                                                -----------   -----------   -----------  ------------
      NONINTEREST INCOME:
        Deposit related income                                        6,572         4,473         3,448         2,486
        Loan fees and loan service charges                            1,360           892           687           554
        Net gains on sale of assets                                     546           359           219           334
        Other                                                           584           883           327           559
                                                                -----------   -----------   -----------  ------------
      Total noninterest income                                        9,062         6,607         4,681         3,933
                                                                -----------   -----------   -----------  ------------

      NONINTEREST EXPENSE:
        Compensation and employee benefits                           13,922         7,630         7,075         3,986
        Deposit insurance premiums                                      479           683           241           343
        Equipment and data processing                                 2,697         1,537         1,454           808
        Occupancy                                                     1,931         1,318         1,105           691
        Advertising                                                     658           822           314           556
        Professional fees                                             1,174           965           673           478
        Other                                                         5,616         3,959         2,774         2,260
                                                                -----------   -----------   -----------  ------------
      Total noninterest expense                                      26,477        16,914        13,636         9,122
                                                                -----------   -----------   -----------  ------------
      Income before provision for income taxes                       16,763        13,532         8,694         6,952

        Provision for income taxes                                    6,077         4,758         3,147         2,427
                                                                -----------   -----------   -----------  ------------
      NET INCOME                                                $    10,686   $     8,774   $     5,547  $      4,525
                                                                ===========   ===========   ===========  ============

                   LOCAL FINANCIAL CORPORATION AND SUBSIDIARY
                 CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
                             (Dollars in thousands)



                                                                      (unaudited)
                                                                       June 30,     December 31,
                                                                         1999          1998
                                                                      -----------   ------------
Assets
Cash and due from banks                                               $    31,125    $    27,180
Interest bearing deposits with other banks                                    400         27,700
Securities available for sale                                             504,163        570,964
Loans receivable, net of allowance for loan losses of $28,304
   at June 30, 1999 and $27,901 at December 31, 1998                    1,553,306      1,362,272
Federal Home Loan Bank of Topeka stock
   and Federal Reserve Bank stock, at cost                                 28,247         42,693
Premises and equipment, net                                                28,531         23,959
Assets acquired through foreclosure and repossession, net                     877            693
Intangible assets, net                                                     16,815         17,843
Deferred tax asset, net                                                    12,485         10,959
Current income taxes receivable                                             1,080         18,291
Other assets                                                               27,337         26,425
                                                                      -----------    -----------
           Total assets                                               $ 2,204,366    $ 2,128,979
                                                                      ===========    ===========

Liabilities and Stockholders' Equity
Liabilities:
  Deposits:
     Demand                                                           $   370,190    $   379,796
     Savings                                                               78,075         74,963
     Time                                                               1,160,360      1,213,315
                                                                      -----------    -----------
           Total deposits                                               1,608,625      1,668,074

Advances from the Federal Home Loan Bank of Topeka                        350,518        220,033
Senior notes                                                               80,000         80,000
Other liabilities                                                          39,426         42,066
                                                                      -----------    -----------
           Total liabilities                                            2,078,569      2,010,173
                                                                      -----------    -----------
Commitments and contingencies

Stockholders' Equity:
   Common stock, $0.01 par value, 25,000,000 shares authorized;
      20,537,269 shares issued and 20,537,209 shares outstanding at
      June 30, 1999 and December 31, 1998                                     205            205
   Preferred stock, $0.01 par value, 5,000,000 shares authorized;
      none outstanding                                                       --             --
   Additional paid-in capital                                             206,758        206,758
   Retained earnings                                                       60,883         50,197
   Treasury stock, 60 shares, at cost                                    (149,436)      (149,436)
   Accumulated other comprehensive income                                   7,387         11,082
                                                                      -----------    -----------
           Total stockholders' equity                                     125,797        118,806
                                                                      -----------    -----------
           Total liabilities and stockholders' equity                 $ 2,204,366    $ 2,128,979
                                                                      ===========    ===========

                   LOCAL FINANCIAL CORPORATION AND SUBSIDIARY
                              FINANCIAL HIGHLIGHTS
                                   (unaudited)



                                                                      Six Months Ended           Three Months Ended
                                                                           June 30,                    June 30,
                                                                  -------------------------   -------------------------
                                                                     1999          1998          1999         1998
                                                                  -----------   -----------   -----------  ------------
      Selected Financial Ratios

      Yield on earning assets                                           7.83%         7.82%         7.89%         7.78%
      Cost of funds                                                     4.87          5.42          4.83          5.33
      Interest rate spread                                              2.96          2.40          3.06          2.45
      Net interest margin                                               3.46          2.70          3.54          2.76
      Return on average assets                                          1.01          0.92          1.04          0.95
      Return on average equity                                         17.52         18.39         17.69         18.04



      Per Share Data

      Basic earnings per share                                         $0.52         $0.43         $0.27         $0.22
      Diluted earnings per share                                       $0.52         $0.42         $0.27         $0.22
      Average shares outstanding - Basic (in thousands)               20,537        20,324        20,537        20,537
      Average shares outstanding - Diluted (in thousands)             20,537        20,650        20,537        20,930



                                                      June 30,     December 31,     Percent
                                                        1999          1998          Change
                                                     ----------   -------------   -----------
Financial Condition Data

Total assets                                           $2,204,366     $2,128,979        3.5%
Loans receivable, net                                   1,553,306      1,362,272       14.0
Securities available for sale                             504,163        570,964      (11.7)
Deposits                                                1,608,625      1,668,074       (3.6)
Advances from the Federal Home Loan Bank of Topeka        350,518        220,033       59.3
Senior notes                                               80,000         80,000         --
Stockholders' equity                                      125,797        118,806        5.9
Allowance for loan losses                                  28,304         27,901        1.4
Book value per share                                   $     6.13     $     5.01       22.4